Hartford Life Insurance Company Separate Account Three:
333-136543	The Director

Hartford Life and Annuity Company Separate Account Three:
333-136545	The Director

Hartford Life Insurance Company Separate Account Seven:
333-148570	Hartford Leaders (Series IV)
Hartford Leaders Platinum
Hartford Leaders / Chase
Huntington Hartford Leaders
Hartford Leaders Ultra
Hartford Leaders Select
333-148554	Hartford Leaders Edge (Series IV)
333-148553	Hartford Leaders Foundation

Hartford Life and Annuity Insurance Company Separate Account Seven:
333-148561	Hartford Leaders (Series IV)
333-148555	Hartford Leaders Edge (Series IV)
333-148566	Hartford Leaders Foundation

Supplement Dated September 16, 2008 to your Prospectus Dated May 1, 2008

Supplement Dated September 16, 2008 to your Prospectus

Effective January 1, 2009, the following changes occur in the section entitled “Section 2. Synopsis:”

The expense information for Hartford Money Market HLS Fund in the Annual Fund Operating Expenses Table is replaced with the following:

Underlying Fund:	Management Fee	Distribution and/or Service (12b-1) Fees*	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Master Fund Total Annual Operating Expenses	Net Total Operating Expenses
Hartford Money Market HLS Fund	0.400%	N/A	0.030%	N/A	0.430%	N/A	N/A	0.430%

This Supplement Should Be Retained With The Prospectus For Future Reference.

HV-7853